Exhibit 10.42

OMNIBUS AMENDMENT TO

CONVERTIBLE PROMISSORY NOTES

This OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES (this “Amendment”) is entered into effective as of June 29, 2018, by and among BioNano Genomics, Inc., a Delaware corporation (the “Company”), and each of those persons and entities identified on the signature pages hereto as Lenders (each a “Holder” and collectively the “Holders”).

RECITALS

A. The Company and the Holders are parties to that certain Note Purchase Agreement, dated as of February 9, 2018, by and among the Company and the persons and entities named on the Schedule of Investors attached thereto (the “Investors”), as previously amended on April 2, 2018 (the “Purchase Agreement”), pursuant to which the Investors purchased certain subordinated convertible promissory notes (collectively, the “Notes”).

B. Each Note provides that any provision of the applicable Note may be amended or modified by the written consent of the Company and the Requisite Investors (as defined in the Purchase Agreement).

C. The Company and each of the undersigned Lenders desire to consent and agree to the amendment of each of the Notes as set forth herein.

AGREEMENT

In exchange for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. Amendment to Notes.

(a) The third legend paragraph at the top of the first page of the Notes is hereby amended and restated in its entirety as follows:

(b) “THIS NOTE (AND ALL PAYMENT AND ENFORCEMENT PROVISIONS HEREIN) (THE “NOTE”) IS AN UNSECURED OBLIGATION OF THE COMPANY AND IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF JUNE 29, 2018, BY AND AMONG THE COMPANY, MIDCAP FINANCIAL TRUST, THE HOLDER AND OTHER PARTIES NAMED THEREIN (AS AMENDED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”). IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.”

(c) The reference to “Section 17” in Section 11 of each of the Notes is hereby amended to refer to “Section 18”.

(d) Section 13.2 of each of the Notes is hereby amended and restated in its entirety as follows:

1.

“Senior Indebtedness. The indebtedness evidenced by this Note is subordinated in right and time of payment to the prior payment in full of all amounts due in connection with that certain Credit and Security Agreement dated as of June 29, 2018, by and among the Company, Midcap Financial Trust, as agent, and the Lenders listed on the Credit Facility Schedule attached thereto and their respective successors and assigns (as may be amended from time to time, the “Loan Agreement”). Furthermore, the indebtedness evidenced under this Note is subject to the terms of the Subordination Agreement, and in the event of any conflict between the terms hereof and the Subordination Agreement, the respective terms of the Subordination Agreement shall prevail.”

2. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.

(b) Each undersigned Lender hereby covenants and agrees that following the effectiveness of this Amendment an original or copy of this Amendment shall at all times be affixed to each Note.

(c) This Amendment is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the Company and the holders of the Notes.

(d) Except as set forth above, the Notes shall remain in full force and effect in accordance with their respective terms.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2.

IN WITNESS WHEREOF, the undersigned has executed this OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES as of the date first written above.

BIONANO GENOMICS, INC.

By:	/s/ R. Erik Holmlin
Name: Erik Holmlin
Title: Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has executed this OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES as of the date first written above.

INVESTOR:

LC HEALTHCARE FUND I, L.P.

By:	/s/ Jafar Wang
Name: Jafar Wang
Title: Managing Director

IN WITNESS WHEREOF, the undersigned has executed this OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES as of the date first written above.

INVESTOR:

ROSY SHINE LIMITED

By:	/s/ Hao Ouyang
Name: Hao Ouyang
Title: Director